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                                                           EXHIBIT 23.2


                      Consent of Independent Auditors



The Board of Directors
Cablevision Systems Corporation
and A-R Cable Services, Inc.:



We consent to the use of our reports, incorporated herein by reference, in the prospectus and the Registration Statement on Form S-8 of Cablevision Systems Corporation.


                                                      /s/ KPMG Peat Marwick LLP

                                                         KPMG Peat Marwick LLP

Jericho, New York
December 1, 1997